UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Sterling Real Estate Trust

d/b/a Sterling Multifamily Trust

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee paid previously with preliminary materials.
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Step 1: Go to www.envisionreports.com/NREI. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/NREI Online Go to www.envisionreports.com/NREI or scan the QR code — login details are located in the shaded bar below. Shareholder Meeting Notice 03ZJKB + + Important Notice Regarding the Availability of Proxy Materials for the Sterling Multifamily Trust Annual Meeting of Shareholders to be Held on June 20, 2024 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Sterling Multifamily Trust 2023 Annual Report and Sterling Multifamily Trust Latest Proxy to Shareholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or prior to June 10, 2024 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by June 19, 2024 at 11:59p.m., Central Time. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/NREI. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Sterling Multifamily Trust” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 10, 2024. Sterling Multifamily Trust Annual Meeting of Shareholders will be held on Thursday, June 20, 2024, at the Avalon Events Center, 2525 9th Avenue South, Fargo, North Dakota 58103, at 6:00 p.m. Central Time. A social reception preceding the shareholder meeting will begin at 5:00 p.m. Central Time. Proposals to be voted on are listed below along with the Board of Trustees recommendations. The Board of Trustees recommends a vote FOR all the nominees listed and FOR Proposal 2. 1. Election of the following to the Board of Trustees until the next annual meeting or until their successors are duly elected and qualified: 01 - Gregory P. Hammes 02 - Timothy L. Haugen 03 - Timothy A. Hunt 04 - Michelle L. Korsmo 05 - Mark T. Polovitz 06 - Kenneth P. Regan 07 - James S. Wieland 08 - Lance R. Wolf 2. To ratify the appointment of RSM US LLP to serve as independent registered public accounting firm for the year ending December 31, 2024. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Shareholder Meeting Notice